As filed with the Securities and Exchange Commission on June 25, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 22, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
-------------------------------    ----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

          (Former name or former address, if changed since last report)


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ITEM 9.           OTHER EVENTS AND REGULATION FD DISCLOSURE


On June 22, 2004, the Company issued a press release announcing that the Company has filed its first-quarter 2004 Form 10-Q. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On June 25, 2004, the Company announced that it increased the size of its Board of Directors by two from seven to nine members and elected Messrs. David Gale and Wayne F. Henderson to the two newly created Director positions. A copy of the Company's press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /S/ HAROLD F. PYLE, III
                                       -----------------------------------
                                        Name: Harold F. Pyle, III
                                        Title:   Executive Vice President
                                                 Finance, Chief Financial
                                                 Officer and Treasurer

Date: June 25, 2004
Charlotte, NC




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                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------
99.1         Press Release of Metromedia International Group, Inc. dated
             June 22, 2004

99.2         Press Release of Metromedia International Group, Inc. dated
             June 25, 2004




















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